UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

133 E. Cook Avenue

Libertyville, Illinois 60048

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

133 E. Cook Ave

Libertyville, Illinois 60048

(Name and address of agent for service)

Registrant's telephone number, including area code: (847) 573-0365

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2008

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER VALUE FUND

Letter to Shareholders

Dear Fellow Shareholder:

While the economic fundamentals have been following our forecast, the stock markets are now starting to react to them.  Our hedging paid off handsomely in the first calendar quarter of 2008 as The Forester Value Fund returned 0.0% versus -9.5% for the S&P 500.  For the year ended March 31, 2008, the Value Fund returned -5.8% versus -5.1% for the S&P 500. Since inception, the Value Fund has returned 4.5% annualized while the S&P 500 has returned 1.4% annualized.

The Fund generally buys stocks with exceptional appreciation potential, due to the stock's price being significantly below the intrinsic value of the company.  The Fund views these stocks as bargain stocks.

EOG Resources is one of the largest independent oil and natural gas companies in the US.  EOG focuses on horizontal drilling to grow organically and rank as a low cost producer with high reinvestment rates of returns.  It also has a conservative balance sheet.  The stock started the fiscal year at $71.34 and finished at $120 for an almost 70% return including dividends.

McDonald’s is world renown for its fast, convenient, value-priced meals.  Over the past couple of years McDonald’s has been adding healthier, innovative meals such as salads and sandwich wraps.  This has driven solid same store sales and allowed them to serve over 1 billion more customers in 2007 than in 2006.  McDonald’s started the fiscal year at $45.05 and finished at $55.77 for an almost 30% return including dividends.

So what do we expect going forward?  Our thesis has been that we were in the middle of a credit and housing bubble.  Homeowners were able to refinance homes at inflated prices, extract the equity and go on a spending spree.  That kept consumer spending higher than normal.  We are now in the period when spending goes back to normal.  We believe that this will initially impact both earnings and stock prices, but will lead to strong investment returns once we reach a more normalized level.

We will continue buying good stocks with exceptional appreciation potential.  However, the concerns we had last year are being seen now.  Housing prices have gone down over 14%, so far, for the first time since the Great Depression.  Consumer spending has slowed, as has GDP which in the first quarter was less than 1.0%.  Subprime mortgage foreclosures have been joined by Alt-A and prime mortgage defaults and foreclosures.  While the stock market has reflected some of this, we believe that there will be more going forward.  However, we believe that if we are patient, this will lead to outsized investment returns once markets stabilize. We believe that we are well positioned for this environment.

Thank you for investing with us.

Best wishes,

Thomas H. Forester, President

FORESTER FUNDS

THE FORESTER VALUE FUND RETURNS

SINCE

FUND/INDEX

1-YEAR

3-YEAR

INCEPTION

Forester Value Fund

-5.77%

0.45%

4.54%

S&P 500 Stock Index

-5.08%

5.82%

1.41%

The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

March 31, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of net assets.

	Forester Value Fund
	Schedule of Investments
	March 31, 2008

Shares		Value

COMMON STOCKS - 89.86%

Bottled & Canned Soft Drinks - 3.77%
3,000	Coca Cola Enterprises, Inc.	$ 72,600

Canned, Frozen & Preserved Fruit, & Food Specialties - 4.58%
1,880	Heinz H.J. Co.	88,304

Cigarettes - 3.02%
1,150	Philip Morris International, Inc. *	58,167

Crude Petroleum & Natural Gas - 3.11%
500	Eog Resources, Inc.	60,000

Electric Services - 4.15%
1,960	Dominion Resources, Inc.	80,046

Fire, Marine & Casualty Insurance - 6.23%
1,500	Allstate Corp.	72,090
1,000	Travelers Companies, Inc.	47,850
		119,940
Food And Kindred Products - 4.89%
2,320	Sara Lee Corp.	32,434
1,992	Kraft Foods, Inc.	61,772
		94,206
Gas & Other Services Combined - 2.49%
900	Sempra Energy	47,952

Malt Beverages - 3.94%
1,600	Anheuser-Busch Companies, Inc.	75,920

Men's & Boys' Furnishings, Work Clothing & Allied Garment - 2.41%
600	V.F. Corp.	46,506

National Commercial Banks - 1.83%
500	Bank Of America Corp.	18,955
600	Wachovia Corp.	16,200
		35,155
Natural Gas Transmission - 2.16%
2,500	El Paso Corp.	41,600

Petroleum Refining - 5.03%
600	Chevron Corp.	51,216
600	Conocophillips	45,726
		96,942
Pharmaceutical Preparations - 15.32%
3,000	Bristol Myers Squibb Co.	63,900
3,860	Pfizer, Inc.	80,790
1,200	Johnson & Johnson	77,844
1,740	Wyeth	72,662
		295,196
Plastic Materials, Synthetic Resin & Nonvulcan Elastomers - 3.06%
1,600	Dow Chemical Co.	58,960

Public Building & Related Furniture - 3.86%
2,200	Johnson Controls, Inc.	74,360

Retail-Department Stores - 1.76%
900	JC Penney Co., Inc.	33,939

Retail-Eating Places - 2.89%
1,000	McDonalds Corp.	55,770

Retail-Variety Stores - 3.76%
600	Target Corp.	30,408
800	Wal-Mart Stores, Inc.	42,144
		72,552

Ship & Boat Building & Repairing - 3.89%
900	General Dynamics Corp.	75,033

Tobacco Products - 1.32%
1,150	Altria Group, Inc.	25,530

Wholesale-Drugs, Proprietaries - 4.06%
1,490	Cardinal Health, Inc.	78,240

Wholesale-Groceries & Related - 2.33%
1,500	Supervalu, Inc.	44,970

TOTAL FOR COMMON STOCKS (Cost $1,576,868) - 89.86%		1,731,888

PUT OPTIONS

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	S&P 100 Index
1,000	June 2008 Put @ 640.00	41,200

	S&P 100 Index
1,000	June 2008 Put @ 660.00	54,700

	Total (Premiums Paid $104,680) - 4.98%	95,900

SHORT TERM INVESTMENTS - 1.63%
31,398	Huntington Money Market Fund IV 1.69% ** (Cost $31,398)	31,398

TOTAL INVESTMENTS (Cost $1,712,946) - 96.47%		1,859,186

OTHER ASSETS LESS LIABILITIES - 3.53%		68,014

NET ASSETS - 100.00%		$ 1,927,200

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2008.
The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments in Securities, at Value (Cost $1,712,946)	$ 1,859,186
Cash	65,962
Receivables:
Dividends and Interest	4,181
Total Assets	1,929,329
Liabilities:
Accrued Management Fees	2,129
Total Liabilities	2,129
Net Assets	$ 1,927,200

Net Assets Consist of:
Paid In Capital	$ 2,008,502
Accumulated Undistributed Net Investment Income	5,758
Accumulated Undistributed Realized Loss on Investments	(233,300)
Unrealized Appreciation in Value of Investments	146,240
Net Assets, for 180,659 Shares Outstanding	$ 1,927,200

Net Asset Value Per Share	$ 10.67

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2008

Investment Income:
Dividends		$ 51,762
Interest		30,160
Total Investment Income		81,922

Expenses:
Advisory Fees (Note 3)		41,207
Total Expenses		41,207

Net Investment Income		40,715

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on:
Investments	(95,171)
Options	147,183	52,012

Net Change in Unrealized Depreciation on:
Investments	(236,451)
Options	(47,409)	(283,860)

Net Realized and Unrealized Gain (Loss) on Investments and Options		(231,848)

Net Decrease in Net Assets Resulting from Operations		$ (191,133)

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	3/31/2008	3/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 40,715	$ 52,852
Net Realized Gain (Loss) on Investments and Options	52,012	(250,144)
Unrealized Appreciation (Depreciation) on Investments and Options	(283,860)	322,262

Net Increase (Decrease) in Net Assets Resulting from Operations	(191,133)	124,970

Distributions to Shareholders: (Note 6)
Net Investment Income	(73,898)	(23,629)
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	(73,898)	(23,629)

Capital Share Transactions (Note 5)	(1,465,247)	531,477

Total Increase (Decrease)	(1,730,278)	632,818

Net Assets:
Beginning of Year	3,657,478	3,024,660

End of Year (Including Undistributed Net Investment Income of $5,758
and $38,941, respectively)	$ 1,927,200	$ 3,657,478

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	3/31/2008	3/31/2007	3/31/2006	3/31/2005	3/31/2004

Net Asset Value, at Beginning of Year	$ 11.60	$ 11.26	$ 10.91	$ 10.01	$ 10.02

Income From Investment Operations:
Net Investment Income (Loss) *	0.15	0.16	0.12	0.11	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.82)	0.25	0.30	2.21	(0.01)
Total from Investment Operations	(0.67)	0.41	0.42	2.32	0.02

Distributions:
Net Investment Income	(0.26)	(0.07)	(0.07)	(1.42)	(0.03)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.26)	(0.07)	(0.07)	(1.42)	(0.03)

Net Asset Value, at End of Year	$ 10.67	$ 11.60	$ 11.26	$ 10.91	$ 10.01

Total Return **	(5.77)%	3.65%	3.81%	23.18%	0.24%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,927	$ 3,657	$ 3,025	$ 378	$ 59
Ratio of Expenses to Average Net Assets
Before Waivers	1.35%	1.35%	1.35%	1.37%	34.65%
After Waivers	1.35%	1.35%	1.35%	0.27%	0.00%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.43%	1.07%	1.97%	0.30%
Portfolio Turnover	78.22%	64.98%	24.04%	243.00%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares:   The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

SECURITY VALUATION

Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:00 p.m. Eastern time, or in the absence of recorded sales, at the readily available closing bid price on such exchanges or such System.   Unlisted securities that are not included in such System are valued at the quoted bid price in the over-the-counter-market.   Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold).   Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2008

decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

2.) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2008, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2008, the Advisor received advisory fees of $41,207.  The Fund owes the Advisor $2,129 as of March 31, 2008.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 1/4 of 1% of the Fund's average net assets.   For the year ended March 31, 2008, no such reimbursements were made.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2008

Thomas Forester is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

3.) INVESTMENT TRANSACTIONS

      For the year ended March 31 2008, purchases and sales of investment  securities other than short-term investments aggregated $1,759,222 and $2,572,132 respectively.

4.) PUT & CALL OPTIONS PURCHASED

As of March 31, 2008 the Fund had put options valued at $95,900.

Transactions in call and put options purchased during the year ended March 31, 2008 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at March 31, 2007	80	$ 90,971
Options purchased	785	1,122,748
Options written	-	-
Options exercised	-	-
Options expired	(170)	(117,405)
Options terminated in closing purchase transaction	(675)	(991,634)
Options outstanding at March 31, 2008	20	$104,680

5.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2008 there were 500,000,000 shares of capital stock with a par value of $.001 authorized. The total paid in capital totaled $2,008,502.  Transactions in capital stock were as follows:

	Year Ended 3/312008	Year Ended 3/31/2007
Shares sold	98,357	213,003
Shares issued in reinvestment of distributions	6,842	2,028
Shares redeemed	(239,968)	(168,337)
Net increase (decrease) in shares	(134,769)	46,694

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2008

	Year Ended 3/31/2008	Year Ended 3/31/2007
Proceeds from sales of shares	$1,055,924	$2,429,207
Shares issued in reinvestment of distributions	73,898	23,438
Cost of shares redeemed	(2,595,069)	(1,921,168)
Net increase (decrease) in capital share transactions	$ (1,465,247)	$ 531,477

6.) TAX MATTERS

For federal income tax purposes the cost of investments owned at March 31, 2008 was $1,712,946, including short-term investments.

At March 31, 2008 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

Appreciation	Depreciation	Net Appreciation
$271,780	$(125,540)	$146,240

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation on investments $146,240 Undistributed net investment income $5,758

The tax character of distributions paid during the fiscal year ended March 31, 2008.

Net investment income $73,898

During the year ended March 31, 2008 the Fund paid a distribution of $0.26 per share on December 12, 2007.

7.) CAPITAL LOSS CARRYFORWARDS

       As of March 31, 2008 the Fund has federal income tax capital loss carry forwards of approximately $233,300 which expires as follows:

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2008

Year	Amount
2013	$2,061
2014	$3,088
2015	$117,962
2016	$110,189

8.) NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on April 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund’s semi-annual financial statements for the period ending September 30, 2008.

9.) CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, Charles Schwab & Co., for the benefit of its customers, owned approximately 50.00% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors

The Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value   Fund, (the "Fund"), a series of The Forester Funds, Inc., including the schedule of investments, as of March 31, 2008 and the related statement of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  The financial highlights for the period ended March 31, 2004 were audited by other auditors whose report expressed an unqualified opinion on this information.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of March 31, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Forester Value Fund, a series of The Forester Funds, Inc., as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
May 29, 2008

Forester Value Fund
Expense Illustration
March 31, 2008

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 through March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2007	March 31, 2008	October 1, 2007 to March 31, 2008

Actual	$1,000.00	$992.84	$6.73
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS (UNAUDITED)

MARCH 31, 2008

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Michael B. Kelley 612 Paddock Lane Libertyville, IL 60048 Age: 48	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for American Hotel Supply since January, 2004. Prior to that, he was a Sales Executive at WW Grainger for more than 5 years
Stanley Simpson 612 Paddock Lane Libertyville, IL 60048 Age: 50	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 612 Paddock Lane Libertyville, IL 60048 Age: 49	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Thomas H. Forester[1] 612 Paddock Lane Libertyville, IL 60048 Age: 49	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director was paid a fee of $100 for the year ended March 31, 2008.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2008 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Renewal of Management Agreement - At a board meeting held on March 11, 2008 the Board of Directors, including a majority of independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.  In approving the most recent annual continuance of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement.  The principal areas of review by the Directors were the nature and quality of the services provided by the Advisor and the reasonableness of the fees charged for those services.

No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement.  Rather the Directors concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modifications to its terms, including the fees charged for services there under.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2008

$  10,000

FY 2007

$  10,000

(b)

Audit-Related Fees

Registrant

FY 2008

$ 0

FY 2007

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2008

$ 1,400

FY 2007

$ 1,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2006, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 4, 2008